JUNIOR INTELLECTUAL PROPERTY SECURITY AGREEMENT

                    This Junior Intellectual Property Security Agreement (as amended, supplemented or otherwise modified from time to time, this “IP Security Agreement”) is made and effective as of November 10, 2005, by SUNSET BRANDS, INC., a Nevada corporation (“Sunset”) and U.S. MILLS, INC., a Delaware corporation (“US Mills”, and collectively with Sunset, the “Grantor”), in favor of IBF FUND LIQUIDATING LLC, a Delaware limited liability company, as holder of the Convertible Debentures (defined below) (the “Debenture Holder”). Capitalized terms used in this IP Security Agreement and not otherwise defined shall have the respective meanings ascribed to such terms in the Security Agreement (defined below).

RECITALS

                     WHEREAS, pursuant to that certain Amended and Restated Acquisition Agreement and Plan of Merger dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Acquisition Agreement”) by and among Grantor, USM Acquisition Sub, Inc. and the Debenture Holder, Sunset will acquire US Mills by merger the “Acquisition”);

                     WHEREAS, pursuant to the terms of the Acquisition Agreement, Sunset shall issue to the Debenture Holder Secured Convertible Debentures dated the date hereof in the aggregate original principal amount of $5,000,000 (as such may be replaced, substituted or reissued from time to time in accordance with its terms, collectively, the “Convertible Debentures”) which are convertible into the common stock of Sunset, as payment of a portion of the consideration for the Acquisition;

                     WHEREAS, it is a condition precedent to the agreement of the Debenture Holder to accept the Convertible Debentures as a portion of the consideration for the Acquisition that Grantor shall have executed and delivered this IP Security Agreement to the Debenture Holder; and

                    WHEREAS, Grantor is party to that certain Junior Security Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among Grantor and the Debenture Holder.

                     NOW, THEREFORE, in consideration of the willingness of the Debenture Holder to accept the Convertible Debentures as a portion of the consideration for the Acquisition, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

          1. Grant of Security Interest. To secure the Grantor’s prompt, punctual and faithful payment of the Obligations and the performance of all of the Grantor’s obligations under the Security Agreement, Grantor hereby grants to the Debenture Holder a continuing security interest in all of the right, title and interest of Grantor in and to any and all of the following collateral, whether now owned or hereafter acquired, but excluding any Intellectual Property for which the granting of a security interest therein would terminate, invalidate, void, cancel or abandon such Intellectual Property (the “IP Collateral”):

                    (a) The U.S and foreign copyrights, associated copyright registrations and applications for copyright registration, set forth on Schedule A attached hereto (collectively, the “Copyrights”);

                    (b) The U.S. and foreign patents and patent applications set forth on Schedule B attached hereto, including, without limitation, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same (collectively, the “Patents”);

                    (c) The U.S., state and foreign trademark and service mark registrations, trademark and service mark applications set forth on Schedule C attached hereto and all goodwill associated with the foregoing (collectively, the “Trademarks”);

                    (d) The domain names and registrations set forth on Schedule D attached hereto and all goodwill associated with the foregoing (collectively, the “Domain Names”);

                    (e) Any and all claims and causes of action for past, present or future infringement of any of the IP Collateral, with the right, but not the obligation, to sue for and collect damages for infringement of the IP Collateral;

                    (f) Any and all licenses or rights granted under any of the IP Collateral, and all license fees and royalties arising from such licenses or rights, in each case to the extent permitted by such licenses or rights;

                    (g) Any and all amendments, renewals, extensions, reissuances and replacements of any of the IP Collateral; and

                    (h) Any and all products and proceeds of any of the foregoing.

          2. Requested Recordation. Grantor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks (and any state, foreign or other authority to which this IP Security Agreement is submitted) file and record this IP Security Agreement (and any corresponding or separate forms of such jurisdiction) in order to publicly reflect the interests of the Debenture Holder in the IP Collateral.

          3. Assignment. Upon the occurrence and during the continuance of an Event of Default, Grantor shall execute and deliver to the Debenture Holder an absolute assignment transferring its entire right, title, and interest in and to the IP Collateral to the Debenture Holder.

          4. Power of Attorney. Grantor hereby irrevocably grants to the Debenture Holder, a power of attorney, to act as Grantor’s attorney-in-fact, with full authority in the name, place and stead of Grantor, from time to time in the Debenture Holder’s discretion, to take any action and to execute any instrument that the Debenture Holder may reasonably deem necessary or advisable to accomplish the purposes of this IP Security Agreement. This authority includes, without limitation, the following:

          (a) To modify or amend (in the sole discretion of the Debenture Holder and without first obtaining Grantor’s approval thereof or signature thereto) Schedule A, Schedule B, Schedule C, and/or Schedule D hereof, as appropriate, to include references to any registered intellectual property (or application or license therefor) acquired by Grantor after the execution hereof or to delete any reference to any IP Collateral in which Grantor no longer has or claims any right, title or interest;

          (b) To execute, file and pursue (in the sole discretion of the Debenture Holder and without first obtaining Grantor’s approval thereof or signature thereto, unless otherwise prohibited by applicable law) any application, form or other document in order to perfect, maintain, continue or otherwise protect the Debenture Holder’s interest or Grantor’s rights in the IP Collateral, including, without limitation, executing and filing (i) any financing statement, any continuation statement or any amendment thereto, and (ii) any document in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or the relevant office of any state or foreign jurisdiction (including, without limitation, the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings) and to pay any fees and taxes in connection therewith or otherwise;

          (c) To execute any document required to acknowledge, register or perfect the interest of the Debenture Holder in any part of the IP Collateral without the signature of Grantor unless prohibited by applicable law; and

          (d) Upon the occurrence and during the continuation of an Event of Default, to (i) endorse the Grantor’s name on all applications, documents, papers and instruments necessary or desirable for the Debenture Holder in the use of the IP Collateral, (ii) take any other actions with respect to the IP Collateral as the Debenture Holder deems to be in the best interest of the Debenture Holder, (iii) grant or issue any exclusive or non-exclusive license under the IP Collateral to anyone or (iv) assign, pledge, convey or otherwise transfer title in or dispose of the IP Collateral to anyone.

The foregoing power of attorney is coupled with an interest and is irrevocable until the obligations secured hereby have been unconditionally and indefeasibly paid or performed in full and the Security Agreement has been terminated (except for any obligations designated under the Security Agreement as continuing on an unsecured basis).

          5. Release. Unless otherwise agreed in writing by the parties, the security interests granted herein will terminate (and all rights to the IP Collateral will revert to the Grantor) upon satisfaction of the following conditions: (a)  payment and performance in full of all the Obligations secured hereby (unconditionally and indefeasibly) and (b) the termination of the Security Agreement (except for any obligations designated under the Security Agreement as continuing on an unsecured basis). Upon any such termination, the Debenture Holder (at the Grantor’s request and sole expense) will promptly execute and deliver to the Grantor (without any representation, warranty or recourse of any kind whatsoever) such documents as the Grantor may reasonably request and as are provided to the Debenture Holder to evidence such termination.

          6. Newly Registered Copyrights, Patents and Trademarks. Grantor hereby agrees to provide the Debenture Holder, every three (3) months, a schedule of newly registered

Copyrights, Patents and Trademarks (if any).

          7. Miscellaneous.

          (a) This IP Security Agreement has been entered into in conjunction with the provisions of and the security interest granted to the Debenture Holder under the Security Agreement. The rights and remedies of the Grantor and the Debenture Holder with respect to the security interests granted herein are in addition and without prejudice to those set forth in the Security Agreement, all terms and provisions of which are hereby incorporated herein by reference. In the event that any provisions of this IP Security Agreement are deemed to conflict with the Security Agreement or the other Acquisition Documents, the provisions of the Security Agreement or the other Acquisition Documents shall govern.

          (b) This IP Security Agreement may be executed in any number of counterparts with the same effect as if all the signatures on such counterparts appeared on one document. Each such counterpart will be deemed to be an original, but all counterparts together will constitute one and the same instrument.

          8. Subordination.

THE LIENS IN THE IP COLLATERAL GRANTED HEREIN ARE SUBORDINATED TO THE LIENS IN THE IP COLLATERAL GRANTED TO CAPITALSOURCE FINANCE LLC IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN MASTER SUBORDINATION AND INTERCREDITOR AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG SUNSET BRANDS, INC., U.S. MILLS, INC., IBF FUND LIQUIDATING LLC, THE DEBENTURE HOLDER AND CAPITALSOURCE FINANCE LLC.

THE LIENS IN THE IP COLLATERAL GRANTED HEREIN ARE SUBORDINATED TO THE LIENS IN THE IP COLLATERAL GRANTED TO IBF FUND LIQUIDATING LLC IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN JUNIOR SUBORDINATION AND INTERCREDITOR AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG SUNSET BRANDS, INC., U.S. MILLS, INC., IBF FUND LIQUIDATING LLC AND THE DEBENTURE HOLDER.

[Remainder of Page Intentionally Blank; Signature Page Follows]

                    IN WITNESS WHEREOF, the parties hereto have executed this IP Security Agreement as of the date first written above.

GRANTOR:

SUNSET BRANDS, INC.

By: /s/ Todd Sanders

Name: Todd Sanders
Title: President & CEO

U.S. MILLS, INC.

By: /s/ Todd Sanders

Name: Todd Sanders
Title: CEO

By: /s/ Charles Verde

Name: Charles Verde
Title: President

DEBENTURE HOLDER:

IBF FUND LIQUIDATING LLC

By:	/s/ Arthur J. Steinberg

Name: Arthur J. Steinberg
Title: Manager